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                                                                   Exhibit 99(A)


                            CONSENT OF PAUL M. RIHERD


     In accordance with Rule 438 of Regulation C, I hereby consent to the filing of this Registration Statement on Form S-4 and the inclusion of my name therein as a person who is about to become a director of CNB, Inc.




                                   -----------------------------------
                                   PAUL M. RIHERD
                                   June 21, 1996